UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 8, 2002



                             VITAL LIVING, INC.
             (Exact name of registrant as specified in charter)


NEVADA                                                            88-0485596
(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                        Identification Number)

5080 North 40th Street, Suite 105
Phoenix, Arizona                                                       85018
(Address of Principal Executive Office)                           (Zip Code)

                               (480) 784-6700
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5.   OTHER EVENTS

     On July 8, 2002 Vital Living issued a press release announcing the appointment of Stuart Benson as Executive Vice President of the Company. Vital Living and Stuart Benson entered into an Employment Agreement on April 1, 2002, which stipulated that the Effective Date of Mr. Benson's Agreement would be the day following Vital Living's successful completion of an offering of $2,900,000. On Friday June 21, 2002 Vital Living completed a private placement of $3,712,000. On June 24, 2002 Mr. Benson's Agreement became effective. The term of employment is three (3) years. Mr. Benson shall serve as Senior Vice-President of Sales for Vital Living. Mr. Benson shall receive a base salary of $80,000 per annum, increasing to $120,000 on the first anniversary of the Effective Date of the Agreement. As an inducement for Mr. Benson to begin his employment with Vital Living, Vital Living issued Mr. Benson 1,340,000 warrants to purchase Vital Living's common stock at $1.50 per share and on the Effective Date of the Agreement will pay Mr. Benson a cash signing bonus of $150,000. The warrants are exercisable at any time and expire on the fifth anniversary of issuance. The warrants are being issued without registration based upon the relationship between Mr. Benson and the Company, in reliance upon the exemption from registration afforded by Section 4(2) and Rule 701 of the Securities Act. A copy of the press release is filed herewith as Exhibit 99.1.

     On July 9, 2002 Vital Living issued a press release announcing that it has filed an application for listing its common stock on the American Stock Exchange. A copy of the press release is filed herewith as Exhibit 99.2.

      On July 10, 2002 Vital Living appointed Harold Stein, M.D. to its Scientific Advisory Board. Dr. Stein has been a strategic advisor to Vital Living since November 2001 and previously was a member of its nutrition advisory board. Dr. Stein graduated from medical school in 1953. After completing an internship at Mount Sinai Hospital in Toronto, he received a fellowship to study ophthalmology and ophthalmic surgery at the Mayo Clinic in Rochester, MN. Dr. Stein is the author and/or co-author of several textbooks. He is on the editorial board of several international ophthalmic journals.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
Not applicable.

ITEM 7.   FINANCIAL STATEMENTS
Not applicable.
ITEM 8.   CHANGE IN FISCAL YEAR
Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE
Not applicable.

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EXHIBITS

10(b)*    Benson Employment Agreement dated April 1, 2002
99.1**    Benson Press Release dated July 8, 2002
99.2**    American Stock Exchange Press Release dated July 9, 2002

*Filed as Exhibit to Form 8-K filed April 16, 2002
**Filed herewith

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITAL LIVING, INC.

                                        By /s/ Bradley Edson
                                           Bradley D. Edson, C.E.O.


Date: July 11, 2002